Exhibit 99.1

LIONSGATE REPORTS FISCAL 2013 REVENUE OF $2.71 BILLION, ADJUSTED EBITDA OF $329.7 MILLION, NET INCOME OF $232.1 MILLION OR $1.73 BASIC EPS AND ADJUSTED NET INCOME OF $190.1MILLION OR
$1.41 ADJUSTED BASIC EPS

Free Cash Flow Was $280.5 Million For Fiscal 2013

Fourth Quarter Revenue Was $785.7 Million with Adjusted EBITDA of $115.6 Million, Net Income of $163.0 Million or $1.20 Basic EPS, Adjusted Net Income of $89.6 Million or $0.66 Adjusted Basic EPS and Free Cash Flow of $123.3 Million

SANTA MONICA, CA, and VANCOUVER, BC, May 30, 2013 - Lionsgate (NYSE: LGF) today reported revenue of $2.71 billion, adjusted EBITDA of $329.7 million, net income of $232.1 million or $1.73 basic net income per share and adjusted net income of $190.1 million or $1.41 adjusted basic net income per share for Fiscal 2013 (fiscal year ended March 31, 2013).

Revenue of $2.71 billion for fiscal 2013 increased by 71% compared to $1.59 billion in the prior year, reflecting strong performances by the Company throughout its theatrical, home entertainment, international and Lionsgate U.K. operations driven by a successful slate of feature films led by the global blockbuster HUNGER GAMES and TWILIGHT franchises.

Adjusted EBITDA of $329.7 million for fiscal 2013 compared to adjusted EBITDA of $71.6 million in the prior year.

Net income for the fiscal year was $232.1 million or $1.73 basic net income per share on 134.5 million weighted average number of common shares outstanding compared to a $(39.1) million net loss or $(0.30) basic net loss per share on 132.2 million weighted average number of common shares outstanding during the prior year. Adjusted net income of $190.1 million or $1.41 adjusted basic net income per share compared to adjusted net loss of $(13.1) million or $(0.10) adjusted basic net loss per share in the prior year.

Free cash flow of $280.5 million for fiscal 2013 compared to negative free cash flow of $(86.9) million in the prior year.

Lionsgate's filmed entertainment backlog, or already contracted future revenue not yet recorded, was $1.1 billion at March 31, 2013.

“We completed a stellar fiscal 2013 with an outstanding fourth quarter that reflected strong contributions from our young adult franchises as well as the rest of our theatrical slate and our home entertainment and international businesses,” said Lionsgate Chief Executive Officer Jon Feltheimer. “We are performing ahead of plan for all of our metrics, and we're pleased with the financial strength of our diverse portfolio of businesses and our strong and growing momentum building Lionsgate into a next generation global content leader.”

Overall Motion Picture segment revenue for fiscal 2013 was $2.33 billion, an increase of 96% from the prior year reflecting strong gains in all categories. Within the Motion Picture segment, theatrical revenue in the fiscal year was $535.5 million compared to $208.9 million in the prior year, a 156% increase attributable to the box office performance of a 2013 slate that included THE TWILIGHT SAGA: BREAKING DAWN - PART 2, WARM BODIES, THE EXPENDABLES 2 and MADEA'S WITNESS PROTECTION as well as THE HUNGER GAMES from the 2012 slate. The next HUNGER GAMES installment, THE HUNGER GAMES: CATCHING FIRE, will open worldwide on November 22, 2013.

Lionsgate's home entertainment revenue from both motion pictures and television was $964.1 million for the fiscal year, a 41% increase compared to $683.5 million in the prior year, driven by THE HUNGER GAMES, THE TWILIGHT SAGA: BREAKING DAWN -- PART 1 and THE TWILIGHT SAGA: BREAKING DAWN - PART 2, three of the biggest home entertainment titles of the year, as well as THE EXPENDABLES 2, MADEA'S WITNESS PROTECTION, CABIN IN THE WOODS and WHAT TO EXPECT WHEN YOU'RE EXPECTING. Digital media revenue increased by 46% to $276.6 million in fiscal 2013 compared to $190.1 million in the prior year.

Television revenue included in the Motion Picture segment was $277.9 million in fiscal 2013, more than doubling the $119.9 million generated in the prior year.

International Motion Picture segment revenue of $369.7 million (excluding Lionsgate U.K.) for fiscal 2013 more than tripled the prior year total, driven by the strong international theatrical performances of THE HUNGER GAMES, THE TWILIGHT SAGA: BREAKING DAWN - PART 2, THE TWILIGHT SAGA: BREAKING DAWN - PART 1, STEP UP REVOLUTION and WHAT TO EXPECT WHEN YOU'RE EXPECTING.

Lionsgate U.K. revenue was $147.7 million, an increase of 46% from the prior year, on the strength of a diversified theatrical slate including THE HUNGER GAMES and THE EXPENDABLES 2 from Lionsgate, Lionsgate U.K.'s SALMON FISHING IN THE YEMEN and third-party titles such as MAGIC MIKE.

Revenue in the Television Production segment in fiscal 2013 was $379.0 million compared to $397.3 million in the prior year. The decline was primarily attributable to a decrease in home entertainment revenue for television programming as the prior year included the licensing of four seasons of MAD MEN to Netflix. Domestic and international television posted gains over the prior year.

Lionsgate senior management will hold its analyst and investor conference call to discuss its fiscal 2013 results at 9:00 A.M. ET/6:00 A.M. PT on Friday, May 31, 2013. Interested parties may participate live in the conference call by calling 1-800-230-1092 (612-332-0107 outside the U.S. and Canada).  A full digital replay will be available from Friday morning, May 31, through Friday, June 7, by dialing 1-800-475-6701 (320-365-3844 outside the U.S. and Canada) and using access code 292007.

ABOUT LIONSGATE
Lionsgate is a leading global entertainment company with a strong and diversified presence in motion picture production and distribution, television programming and syndication, home entertainment, family entertainment, digital distribution, new channel platforms and international distribution and sales. Lionsgate currently has 28 television shows on 20 networks spanning its primetime production, distribution and syndication businesses, including such critically-acclaimed hits as the multiple Emmy Award-winning Mad Men and Nurse Jackie, the new comedy Anger Management, the network series Nashville, the syndication successes Tyler Perry's House of Payne, its spinoff Meet the Browns, For Better Or Worse, The Wendy Williams Show, Are We There Yet? and the upcoming Orange Is The New Black, an original series for Netflix.

Its feature film business has been fueled by such recent successes as the blockbuster first installment of The Hunger Games franchise, The Twilight Saga Breaking Dawn - Part 2, Tyler Perry's Temptation, Warm Bodies, Snitch, Texas Chainsaw 3D, The Expendables 2, The Possession, Sinister, The Cabin in the Woods and Arbitrage. Lionsgate's home entertainment business is an industry leader in box office-to-DVD and box office-to-VOD revenue conversion rate. Lionsgate handles a prestigious and prolific library of approximately 15,000 motion picture and television titles that is an important source of recurring revenue and serves as the foundation for the growth of the Company's core businesses. The Lionsgate and Summit brands remain synonymous with original, daring, quality entertainment in markets around the world.

***
For further information, please contact:
Peter D. Wilkes
310-255-3726
pwilkes@lionsgate.com

The matters discussed in this press release include forward-looking statements, including those regarding the performance of future fiscal years.  Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films and television series, budget overruns, limitations imposed by our credit facility and notes, unpredictability of the commercial success of our motion pictures and television programming, the cost of defending our intellectual property, difficulties in integrating acquired businesses, risks related to our acquisition strategy and integration of acquired businesses, the effects of disposition of businesses or assets, technological changes and other trends affecting the entertainment industry, and the risk factors as set forth in Lionsgate's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2013, which risk factors are incorporated herein by reference.  The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

LIONS GATE ENTERTAINMENT CORP.
CONSOLIDATED BALANCE SHEETS

	March 31, 2013	March 31, 2012
	(Amounts in thousands, except share amounts)
ASSETS
Cash and cash equivalents	$62,363	$64,298
Restricted cash	10,664	11,936
Accounts receivable, net of reserves for returns and allowances of $103,418 (March 31, 2012 - $93,860) and provision for doubtful accounts of $4,494 (March 31, 2012 - $4,551)	787,150	784,530
Investment in films and television programs, net	1,244,075	1,329,053
Property and equipment, net	8,530	9,772
Equity method investments	169,450	171,262
Goodwill	323,328	326,633
Other assets	72,619	90,511
Deferred tax assets	82,690	—
Total assets	$2,760,869	$2,787,995
LIABILITIES
Senior revolving credit facility	$338,474	$99,750
Senior secured second-priority notes	432,277	431,510
Term loan	—	477,514
Accounts payable and accrued liabilities	313,620	371,092
Participations and residuals	409,763	420,325
Film obligations and production loans	569,019	561,150
Convertible senior subordinated notes and other financing obligations	87,167	108,276
Deferred revenue	254,023	228,593
Total liabilities	2,404,343	2,698,210
Commitments and contingencies
SHAREHOLDERS’ EQUITY
Common shares, no par value, 500,000,000 shares authorized, 135,882,899 and 143,980,754 shares issued at March 31, 2013 and 2012, respectively	672,915	712,623
Accumulated deficit	(309,912)	(542,039)
Accumulated other comprehensive loss	(6,477)	(3,711)
	356,526	166,873
Treasury shares, no par value, 11,040,493 shares at March 31, 2012	—	(77,088)
Total shareholders’ equity	356,526	89,785
Total liabilities and shareholders’ equity	$2,760,869	$2,787,995

LIONS GATE ENTERTAINMENT CORP.
ANNUAL CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011
	(Amounts in thousands, except per share amounts)
Revenues	$2,708,141	$1,587,579	$1,582,720
Expenses:
Direct operating	1,390,569	908,402	795,746
Distribution and marketing	817,862	483,513	547,226
General and administration	218,341	168,864	171,407
Gain on sale of asset disposal group	—	(10,967)	—
Depreciation and amortization	8,290	4,276	5,811
Total expenses	2,435,062	1,554,088	1,520,190
Operating income	273,079	33,491	62,530
Other expenses (income):
Interest expense
Contractual cash based interest	75,322	62,430	38,879
Amortization of debt discount (premium) and deferred financing costs	18,258	15,681	16,301
Total interest expense	93,580	78,111	55,180
Interest and other income	(4,036)	(2,752)	(1,742)
Loss on extinguishment of debt	24,089	967	14,505
Total other expenses, net	113,633	76,326	67,943
Income (loss) before equity interests and income taxes	159,446	(42,835)	(5,413)
Equity interests income (loss)	(3,075)	8,412	(20,712)
Income (loss) before income taxes	156,371	(34,423)	(26,125)
Income tax provision (benefit)	(75,756)	4,695	4,256
Net income (loss)	$232,127	$(39,118)	$(30,381)

Basic Net Income (Loss) Per Common Share	$1.73	$(0.30)	$(0.23)
Diluted Net Income (Loss) Per Common Share	$1.61	$(0.30)	$(0.23)
Weighted average number of common shares outstanding:
Basic	134,514	132,226	131,176
Diluted	149,370	132,226	131,176

LIONS GATE ENTERTAINMENT CORP.
FOURTH QUARTER CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012
	(Amounts in thousands, except per share amounts)
Revenues	$785,708	$645,213
Expenses:
Direct operating	419,187	360,743
Distribution and marketing	192,658	204,319
General and administration	75,067	75,713
Gain on sale of asset disposal group	2,050	1,673
Depreciation and amortization	688,962	642,448
Total expenses	96,746	2,765
Operating income
Other expenses (income):
Interest expense
Contractual cash based interest	15,520	22,087
Amortization of debt discount (premium) and deferred financing costs	4,511	4,885
Total interest expense	20,031	26,972
Interest and other income	(978)	(892)
Loss on extinguishment of debt	278	—
Total other expenses, net	19,331	26,080
Income (loss) before equity interests and income taxes	77,415	(23,315)
Equity interests income (loss)	(1,173)	2,407
Income (loss) before income taxes	76,242	(20,908)
Income tax provision (benefit)	(86,726)	1,838
Net income (loss)	$162,968	$(22,746)

Basic Net Income (Loss) Per Common Share	$1.20	$(0.17)
Diluted Net Income (Loss) Per Common Share	$1.10	$(0.17)
Weighted average number of common shares outstanding:
Basic	135,406	131,735
Diluted	150,350	131,735

LIONS GATE ENTERTAINMENT CORP.
ANNUAL CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011
Operating Activities:	(Amounts in thousands)
Net income (loss)	$232,127	$(39,118)	$(30,381)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property and equipment	3,040	3,023	4,837
Amortization of intangible assets	5,250	1,253	974
Amortization of films and television programs	966,027	603,660	529,428
Amortization of debt discount (premium) and deferred financing costs	18,258	15,681	16,301
Accreted interest payment from equity method investee TV Guide	—	—	10,200
Non-cash stock-based compensation	35,838	9,957	29,204
Gain on sale of asset disposal group	—	(10,967)	—
Loss on extinguishment of debt	24,089	967	14,505
Equity interests (income) loss	3,075	(8,412)	20,712
Deferred income taxes	(87,899)	1,256	689
Changes in operating assets and liabilities:
Restricted cash	1,241	37,636	(43,067)
Accounts receivable, net	(4,948)	(256,208)	(64,203)
Investment in films and television programs	(890,276)	(690,304)	(487,391)
Other assets	(2,682)	1,298	(298)
Accounts payable and accrued liabilities	(50,154)	28,302	3,180
Participations and residuals	(6,875)	19,813	(1,369)
Film obligations	1,920	37,081	19,154
Deferred revenue	28,088	30,969	19,852
Net Cash Flows Provided By (Used In) Operating Activities	276,119	(214,113)	42,327
Investing Activities:
Purchases of investments	(2,022)	—	(13,993)
Proceeds from the sale of investments	6,354	—	20,989
Purchase of Summit, net of unrestricted cash acquired of $315,932	—	(553,732)	—
Buy-out of the earn-out associated with the acquisition of Debmar-Mercury, LLC	—	—	(15,000)
Proceeds from the sale of asset disposal group, net of transaction costs, and cash disposed of $3,943 (see Note 13)	—	9,119	—
Investment in equity method investees	(1,530)	(1,030)	(24,677)
Increase in loans receivable	—	(4,671)	(1,042)
Repayment of loans receivable	4,274	—	8,113
Purchases of property and equipment	(2,581)	(1,885)	(2,756)
Net Cash Flows Provided By (Used In) Investing Activities	4,495	(552,199)	(28,366)
Financing Activities:
Senior revolving credit facility - borrowings	1,160,424	390,650	525,250
Senior revolving credit facility - repayments	(921,700)	(360,650)	(472,500)
Senior revolving credit facility - deferred financing costs	(15,804)	—	—
Senior secured second-priority notes - consent fee	(3,270)	—	—
Senior secured second-priority notes - borrowings, net of deferred financing costs	—	201,955	—
Senior secured second-priority notes - repurchases	—	(9,852)	—
Term Loan - borrowings associated with the acquisition of Summit, net of debt discount of $7,500 and deferred financing costs of $16,350	—	476,150	—
Term Loan - repayments	(484,664)	(15,066)	—
Convertible senior subordinated notes - borrowings	—	45,000	—
Convertible senior subordinated notes - repurchases	(7,639)	(46,059)	—
Individual production loans - borrowings	374,506	327,531	118,589
Individual production loans - repayments	(323,124)	(207,912)	(147,102)
Pennsylvania Regional Center credit facility - repayments	(500)	—	—
Film credit facility - borrowings	4,004	54,325	19,456
Film credit facility - repayments	(47,945)	(30,813)	(34,762)
Change in restricted cash collateral associated with financing activities	—	—	3,087
Repurchase of common shares	—	(77,088)	—
Exercise of stock options	2,897	3,520	—
Tax withholding required on equity awards	(15,995)	(4,320)	(13,476)
Other financing obligations - repayments	(3,710)	—	—
Net Cash Flows Provided By (Used In) Financing Activities	(282,520)	747,371	(1,458)
Net Change In Cash And Cash Equivalents	(1,906)	(18,941)	12,503
Foreign Exchange Effects on Cash	(29)	(3,180)	4,674
Cash and Cash Equivalents - Beginning Of Period	64,298	86,419	69,242
Cash and Cash Equivalents - End Of Period	$62,363	$64,298	$86,419

LIONS GATE ENTERTAINMENT CORP.
FOURTH QUARTER CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012
Operating Activities:	(Amounts in thousands)
Net income (loss)	$162,968	$(22,746)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property and equipment	772	640
Amortization of intangible assets	1,278	1,033
Amortization of films and television programs	307,152	248,449
Amortization of debt discount (premium) and deferred financing costs	4,511	4,885
Non-cash stock-based compensation	18,954	2,358
Loss on extinguishment of debt	278	—
Equity interests (income) loss	1,173	(2,407)
Deferred income taxes	(87,899)	1,256
Changes in operating assets and liabilities:
Restricted cash	(6,883)	19,643
Accounts receivable, net	(133,265)	(199,280)
Investment in films and television programs	(186,401)	(138,498)
Other assets	5,268	(400)
Accounts payable and accrued liabilities	(11,163)	80,069
Participations and residuals	5,708	35,654
Film obligations	15,626	(15,310)
Deferred revenue	(40,217)	(17,607)
Net Cash Flows Provided By (Used In) Operating Activities	57,860	(2,261)
Investing Activities:
Purchase of Summit, net of unrestricted cash acquired of $315,932	—	(553,732)
Investment in equity method investees	(1,530)	—
Increase in loans receivable	—	(3,171)
Purchases of property and equipment	(495)	(336)
Net Cash Flows Provided By (Used In) Investing Activities	(2,025)	(557,239)
Financing Activities:
Senior revolving credit facility - borrowings	55,500	127,000
Senior revolving credit facility - repayments	(163,500)	(121,750)
Term Loan - borrowings associated with the acquisition of Summit, net of debt discount of $7,500 and deferred financing costs of $16,350	—	476,150
Term Loan - repayments	—	(15,066)
Convertible senior subordinated notes - borrowings	—	45,000
Individual production loans - borrowings	115,376	129,383
Individual production loans - repayments	(40,576)	(73,914)
Film credit facility - borrowings	10	10,611
Film credit facility - repayments	(8,890)	(7,295)
Change in restricted cash collateral associated with financing activities	12,769	—
Exercise of stock options	—	3,369
Tax withholding required on equity awards	(11,056)	(1,690)
Net Cash Flows Provided By (Used In) Financing Activities	(40,367)	571,798
Net Change In Cash And Cash Equivalents	15,468	12,298
Foreign Exchange Effects on Cash	(1,293)	(851)
Cash and Cash Equivalents - Beginning Of Period	48,188	52,851
Cash and Cash Equivalents - End Of Period	$62,363	$64,298

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF ANNUAL NET INCOME (LOSS) TO EBITDA AND EBITDA, AS ADJUSTED

	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011
	(Amounts in thousands)
Net income (loss)	$232,127	$(39,118)	$(30,381)
Depreciation and amortization	8,290	4,276	5,811
Contractual cash based interest	75,322	62,430	38,879
Noncash interest expense	18,258	15,681	16,301
Interest and other income	(4,036)	(2,752)	(1,742)
Income tax provision	(75,756)	4,695	4,256
EBITDA	$254,205	$45,212	$33,124

Gain on sale of asset disposal group	—	(10,967)	—
Loss on extinguishment of debt	24,089	967	14,505
Stock-based compensation (1)	47,665	25,014	32,505
Acquisition related charges	2,575	11,957	—
Corporate defense charges (2)	—	(1,726)	22,865
Non-risk prints and advertising expense	1,155	1,095	(25,659)
EBITDA, as adjusted	$329,689	$71,552	$77,340

________________________________

(1)	The years ended March 31, 2013, 2012 and 2011 include cash settled SARs expense of $12.0 million, $15.3 million, and $3.8 million, respectively.

(2)
The year ended March 31, 2012 includes a benefit for charges associated with a shareholder activist matter of $2.0 million related to a negotiated settlement with a vendor of costs incurred and recorded in fiscal year 2011, and insurance recoveries of related litigation offset by other costs.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF FOURTH QUARTER NET INCOME (LOSS) TO
EBITDA AND EBITDA, AS ADJUSTED

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012
	(Amounts in thousands)
Net income (loss)	$162,968	$(22,746)
Depreciation and amortization	2,050	1,673
Contractual cash based interest	15,520	22,087
Noncash interest expense	4,511	4,885
Interest and other income	(978)	(892)
Income tax provision	(86,726)	1,838
EBITDA	$97,345	$6,845

Loss on extinguishment of debt	278	—
Stock-based compensation (1)	22,020	15,282
Acquisition related charges	548	9,632
Corporate defense charges	—	(2,770)
Non-risk prints and advertising expense	(4,554)	1,017
EBITDA, as adjusted	$115,637	$30,006

________________________________

(1)	The three months ended March 31, 2013 and 2012 include cash settled SARs expense of $9.7 million and $12.9 million, respectively.

EBITDA is defined as earnings before interest, income tax provision or benefit, and depreciation and amortization. EBITDA is a non-GAAP financial measure.

EBITDA, as adjusted represents EBITDA as defined above adjusted for gain on sale of asset disposal group, loss on extinguishment of debt, stock-based compensation, acquisition related charges, certain corporate defense and related charges, and non-risk prints and advertising expense. Stock-based compensation represents compensation expenses associated with stock options, restricted share units and cash settled stock appreciation rights (“SARs”) and equity settled SARs. Acquisition related charges represent severance and transaction costs associated with the acquisition of Summit. Corporate defense and related charges represent legal fees, other professional fees, and certain other costs associated with a shareholder activist matter. Non-risk prints and advertising expense represents the amount of theatrical marketing expense for third party titles that the Company funded and expensed for which a third party provides a guarantee that such expense will be recouped from the performance of the film (i.e. there is no risk of loss to the company) net of an amount of the estimated amortization of participation expense that would have been recorded if such amount had not been expensed. The amount is subtracted from EBITDA in the three months ended March 31, 2013 because there was no non-risk prints and advertising expense incurred and the amount represents the estimated amortization of participation expense that would have been recorded if such prior period amounts had not been expensed. EBITDA, as adjusted is a non-GAAP financial measure.

Management believes EBITDA and EBITDA, as adjusted to be a meaningful indicator of our performance that provides useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA and EBITDA, as adjusted is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While management considers EBITDA and EBITDA, as adjusted to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting Principles. EBITDA and EBITDA, as adjusted do not reflect cash available to fund cash requirements. Not all companies calculate EBITDA or EBITDA, as adjusted in the same manner and the measure as presented may not be comparable to similarly-titled measures presented by other companies.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF ANNUAL FREE CASH FLOW
TO NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES

	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011
	(Amounts in thousands)
Net Cash Flows Provided By (Used In) Operating Activities	$276,119	$(214,113)	$42,327
Purchases of property and equipment	(2,581)	(1,885)	(2,756)
Net borrowings under and (repayment) of production loans	6,941	143,131	(43,819)
Restricted cash held in trust	—	(13,992)	13,992
Free Cash Flow, as defined	$280,479	$(86,859)	$9,744

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF FOURTH QUARTER FREE CASH FLOW
TO NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012
	(Amounts in thousands)
Net Cash Flows Provided By (Used In) Operating Activities	57,860	(2,261)
Purchases of property and equipment	(495)	(336)
Net borrowings under and (repayment) of production loans	65,920	58,785
Restricted cash held in trust	—	(13,992)
Free Cash Flow, as defined	$123,285	$42,196

Free cash flow is defined as net cash flows provided by (used in) operating activities, less purchases of property and equipment, plus or minus the net increase or decrease in production loans including production loan activity under the Company’s Film Credit Facility, plus the decrease in restricted cash held in a trust for certain obligations until December 31, 2011. The adjustment for the production loans is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films associated with production loans prior to the time the Company actually pays for the film. The Company believes that it is more meaningful to reflect the impact of the payment for these films in its free cash flow when the payments are actually made.

Free cash flow is a non-GAAP financial measure as defined in Regulation G promulgated by the Securities and Exchange Commission. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with Generally Accepted Accounting Principles.

Management believes this non-GAAP measure provides useful information to investors regarding cash that our operating businesses generate whether classified as operating or financing activity (related to the production of our films) within our GAAP based statement of cash flows, before taking into account cash movements that are non-operational. Free cash flow is a non-GAAP financial measure commonly used in the entertainment industry and by financial analysts and others who follow the industry. Not all companies calculate free cash flow in the same manner and the measure as presented may not be comparable to similarly titled measures presented by other companies.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF ANNUAL EBITDA TO FREE CASH FLOW

	Year Ended	Year Ended	Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011
	(Amounts in thousands)
EBITDA	$254,205	$45,212	$33,124

Plus: Amortization of film and television programs	966,027	603,660	529,428
Less: Cash paid for film and television programs (1)	(881,415)	(510,092)	(512,056)
Amortization of film and television programs in excess of cash paid	84,612	93,568	17,372

Plus: Non-cash stock-based compensation	35,838	9,957	29,204
Less: Gain on sale of asset disposal group	—	(10,967)	—
Plus: Equity interests (income) loss	3,075	(8,412)	20,712
Plus: Loss on extinguishment of debt	24,089	967	14,505
EBITDA adjusted for net investment in film and television programs, non-cash stock-based compensation, equity interests (income) loss, and loss on extinguishment of debt	401,819	130,325	114,917

Changes in other operating assets and liabilities:
Restricted cash excluding funds held in trust	1,241	23,644	(29,075)
Accounts receivable, net	(4,948)	(256,208)	(64,203)
Other assets	(2,682)	1,298	(298)
Accounts payable and accrued liabilities	(50,154)	28,302	3,180
Participations and residuals	(6,875)	19,813	(1,369)
Deferred revenue	28,088	30,969	19,852
Accreted interest payment from equity method investee TV Guide	—	—	10,200
	(35,330)	(152,182)	(61,713)

Purchases of property and equipment	(2,581)	(1,885)	(2,756)
Interest, taxes and other (2)	(83,429)	(63,117)	(40,704)

Free Cash Flow, as defined	$280,479	$(86,859)	$9,744
_________________________
(1) Cash paid for film and television programs is calculated using the following amounts as presented in our consolidated statement of cash flows:
Change in investment in film and television programs	$(890,276)	$(690,304)	$(487,391)
Change in film obligations	1,920	37,081	19,154
Individual production loans - borrowings	374,506	327,531	118,589
Individual production loans - repayments	(323,124)	(207,912)	(147,102)
Pennsylvania Regional Center credit facility - repayments	(500)	—	—
Film credit facility - borrowings	4,004	54,325	19,456
Film credit facility - repayments	(47,945)	(30,813)	(34,762)
Total cash paid for film and television programs	$(881,415)	$(510,092)	$(512,056)
_________________________
(2) Interest, taxes and other consists of the following:
Contractual cash based interest	$(75,322)	$(62,430)	$(38,879)
Interest and other income	4,036	2,752	1,742
Current income tax provision	(12,143)	(3,439)	(3,567)
Total interest, taxes and other	$(83,429)	$(63,117)	$(40,704)

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF FOURTH QUARTER EBITDA TO FREE CASH FLOW

	Three Months Ended	Three Months Ended
	March 31, 2013	March 31, 2012
	(Amounts in thousands)
EBITDA	$97,345	$6,845

Plus: Amortization of film and television programs	307,152	248,449
Less: Cash paid for film and television programs (1)	(104,855)	(95,023)
Amortization of film and television programs in excess of cash paid	202,297	153,426

Plus: Non-cash stock-based compensation	18,954	2,358
Plus: Equity interests (income) loss	1,173	(2,407)
Plus: Loss on extinguishment of debt	278	—
EBITDA adjusted for net investment in film and television programs, non-cash stock-based compensation, equity interests (income) loss, and loss on extinguishment of debt	320,047	160,222

Changes in other operating assets and liabilities:
Restricted cash excluding funds held in trust	(6,883)	5,651
Accounts receivable, net	(133,265)	(199,280)
Other assets	5,268	(400)
Accounts payable and accrued liabilities	(11,163)	80,069
Participations and residuals	5,708	35,654
Deferred revenue	(40,217)	(17,607)
	(180,552)	(95,913)

Purchases of property and equipment	(495)	(336)
Interest, taxes and other (2)	(15,715)	(21,777)

Free Cash Flow, as defined	$123,285	$42,196
_________________________
(1) Cash paid for film and television programs is calculated using the following amounts as presented in our consolidated statement of cash flows:
Change in investment in film and television programs	$(186,401)	$(138,498)
Change in film obligations	15,626	(15,310)
Individual production loans - borrowings	115,376	129,383
Individual production loans - repayments	(40,576)	(73,914)
Film credit facility - borrowings	10	10,611
Film credit facility - repayments	(8,890)	(7,295)
Total cash paid for film and television programs	$(104,855)	$(95,023)
_________________________
(2) Interest, taxes and other consists of the following:
Contractual cash based interest	$(15,520)	$(22,087)
Interest and other income	978	892
Current income tax provision	(1,173)	(582)
Total interest, taxes and other	$(15,715)	$(21,777)

This reconciliation is provided to illustrate the difference between our EBITDA and free cash flow which are both separately reconciled to their corresponding GAAP metrics.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF ANNUAL INCOME (LOSS) BEFORE INCOME TAXES, NET
INCOME (LOSS), BASIC AND DILUTED EPS TO ADJUSTED INCOME (LOSS) BEFORE
INCOME TAXES, NET INCOME (LOSS), BASIC AND DILUTED EPS

	Year Ended March 31, 2013
	Income before income taxes	Net income	Basic EPS	Diluted EPS
	(Amounts in thousands, except per share amounts)

As reported	$156,371	$232,127	$1.73	$1.61
Tax valuation allowance (1)	—	(87,490)	(0.65)	(0.59)
As adjusted for valuation allowance	$156,371	$144,637	$1.08	$1.02
Loss on extinguishment of debt (2)	24,089	15,255	0.11	0.10
Stock-based compensation (3)	47,665	30,186	0.22	0.20
As adjusted for tax valuation allowance, loss on extinguishment of debt and stock-based compensation	$228,125	$190,078	$1.41	$1.32

	Year Ended March 31, 2012
	Income (loss) before income taxes	Net income	Basic EPS	Diluted EPS
	(Amounts in thousands, except per share amounts)

As reported	$(34,423)	$(39,118)	$(0.30)	$(0.30)
Loss on extinguishment of debt (2)	967	967	0.01	0.01
Stock-based compensation (3)	25,014	25,014	0.19	0.19
As adjusted for loss on extinguishment of debt and stock-based compensation	$(8,442)	$(13,137)	$(0.10)	$(0.10)

	Year Ended March 31, 2011
	Income (loss) before income taxes	Net income	Basic EPS	Diluted EPS
	(Amounts in thousands, except per share amounts)

As reported	$(26,125)	$(30,381)	$(0.23)	$(0.23)
Loss on extinguishment of debt (2)	14,505	14,505	0.11	0.11
Stock-based compensation (3)	32,505	32,505	0.25	0.25
As adjusted for loss on extinguishment of debt and stock-based compensation	$20,885	$16,629	$0.13	$0.13

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF FOURTH QUARTER INCOME (LOSS) BEFORE INCOME TAXES, NET
INCOME (LOSS), BASIC AND DILUTED EPS TO ADJUSTED INCOME (LOSS) BEFORE
INCOME TAXES, NET INCOME (LOSS), BASIC AND DILUTED EPS

	Three Months Ended March 31, 2013
	Income before income taxes	Net income	Basic EPS	Diluted EPS
	(Amounts in thousands, except per share amounts)

As reported	$76,242	$162,968	$1.20	$1.10
Tax valuation allowance	—	(87,490)	(0.64)	(0.59)
As adjusted for valuation allowance	$76,242	$75,478	$0.56	$0.51
Loss on extinguishment of debt	278	176	—	0.01
Stock-based compensation	22,020	13,945	0.10	0.09
As adjusted for tax valuation allowance, loss on extinguishment of debt and stock-based compensation	$98,540	$89,599	$0.66	$0.61

	Three Months Ended March 31, 2012
	Loss before income taxes	Net loss	Basic EPS	Diluted EPS
	(Amounts in thousands, except per share amounts)

As reported	$(20,908)	$(22,746)	$(0.17)	$(0.17)
Stock-based compensation	15,282	15,282	0.11	0.11
As adjusted for stock-based compensation	$(5,626)	$(7,464)	$(0.06)	$(0.06)

Income (loss) before income taxes, net income (loss) and basic and diluted EPS, as adjusted are adjusted for the following items:

(1) Tax valuation allowance: This adjusts net income to eliminate the discrete tax benefit recognized for financial reporting purposes upon the reduction of the Company's valuation allowance on its remaining net deferred tax assets (excluding certain deferred tax liabilities) as of March 31, 2013 that are expected to be realized in future tax returns. The adjustment presents net income for the year ended March 31, 2013 assuming the valuation allowance on these remaining deferred tax assets was not reversed, consistent with the prior period's presentations.

(2) Loss on early extinguishment of debt: This adjusts income (loss) before income taxes and net income (loss) to eliminate the loss on early extinguishment of debt. The adjustment to net income (loss) is net of the tax impact calculated using the tax rate applicable to each adjustment.

(3) Stock based compensation: Adjustments for stock-based compensation represents compensation expenses associated with stock options, restricted share units, cash settled SARs and equity settled SARs. The adjustment to net income is net of the tax impact calculated using the tax rate applicable to each adjustment.

Management believes that these non-GAAP measures provide useful information to investors regarding the Company's results as compared to historical periods. The Company uses these measures, among other measures, to evaluate the operating performance of the Company. The Company believes that the adjusted results provide relevant and useful information for investors because they clarify the Company's actual operating performance and allow investors to review our operating performance in the same way as our management. Since these measures are not calculated in accordance with generally accepted accounting principles, they should not be considered in isolation of, or as a substitute for income before income taxes, net income, basic and diluted EPS. Not all companies calculate income before income taxes, net income, basic and diluted EPS as adjusted in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies.